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    Interleaf, Inc.                                             Exhibit 99
Consolidated Balance Sheets
    (In thousands)

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                                                                                                  PROFORMA
                                                                    JUNE 30, 1997  ADJUSTMENTS  JUNE 30, 1997
                                                                    -------------  -----------  -------------
                                                                     (UNAUDITED)                 (UNAUDITED)
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ASSETS
Current Assets
Cash and cash equivalents.........................................   $    18,031    $   6,962    $    24,993
Accounts receivable, net of reserve for doubtful accounts.........         7,922                       7,922
 of $1,377 at June 30, 1997.......................................                                         0
Prepaid expenses and other current assets.........................         1,532                       1,532
                                                                    -------------  -----------  -------------
Total Current Assets..............................................        27,485        6,962         34,447
Property and equipment, net.......................................         4,423                       4,423
Intangible assets.................................................         1,946                       1,946
Other assets......................................................           444                         444
                                                                    -------------  -----------  -------------
Total Assets......................................................        34,298        6,962         41,260
                                                                    -------------  -----------  -------------
                                                                    -------------  -----------  -------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable..................................................         2,544           50          2,594
Accrued expenses..................................................        11,845                      11,845
Unearned revenue..................................................        13,819                      13,819
Accrued restructuring.............................................         3,598                       3,598
                                                                    -------------  -----------  -------------
Total Current Liabilities.........................................        31,806           50         31,856
Long-term restructuring...........................................         2,744                       2,744
                                                                    -------------  -----------  -------------
Total Liabilities.................................................        34,550           50         34,600
                                                                    -------------  -----------  -------------
                                                                    -------------  -----------  -------------

Shareholders' Equity (Deficit)
Preferred stock, par value $.10 per authorized 5,000,000 shares:
  Series A Junior Participating, none issued and outstanding
  Senior Series B convertible, issued and outstanding, 861,911 at
  June 30, 1997...................................................            86                          86
Senior Series C convertible, issued and outstanding, 1,006,480 at
  June 30, 1997...................................................           101          --             101
Series D Convertible, issued and outstanding, 7,625 (proforma)                --           1               1
Common stock, par value $.01 per share, authorized 30,000,000
  shares, issued and outstanding, 17,709,719 at June 30, 1997.....           177                         177
Additional paid-in capital........................................        85,747        6,911         92,658
Retained earnings(deficit)........................................       (86,122)                    (86,122)
Cumulative translation adjustment.................................          (241)                       (241)
                                                                                                           0
                                                                    -------------  -----------  -------------
Total Shareholders' Equity (Deficit)..............................          (252)       6,912          6,660
                                                                    -------------  -----------  -------------
Total Liabilities and Shareholders' Equity (Deficit)..............   $    34,298    $   6,962    $    41,260
                                                                    -------------  -----------  -------------
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